PRODUCT INFORMATION NOTICE DATED OCTOBER 1, 2021
to the following variable annuity contracts

Issued by Union Security Insurance Company Variable Account D:
Wells Fargo Passage

This product information notice updates certain information for insurance products issued by
Union Security Insurance Company

This supplement amends the supplement dated August 12, 2021 related to name changes as shown below for the Wells Fargo Variable Trust Fund available under your contract.

Wells Fargo Asset Management announced that the Fund’s name will be changing on December 6, 2021. This date for the name change replaces the previously announced date of October 11, 2021.

Current Name:	New Name (effective December 6, 2021):
Wells Fargo VT Discovery Fund	Allspring VT Discovery Fund

This Product Information Notice Should Be Retained for Future Reference

HV-7876